Income Taxes	9 Months Ended
Sep. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes
Note 7: Income taxes
We are subject to federal and state income taxes in Korea and the United States. We account for our provision for income taxes in accordance with ASC 740, Income Taxes, which requires an estimate of the annual effective tax rate for the full year to be applied to the interim period, taking into account year-to-date amounts
and projected results for the full year.
Our effective tax rate varies from the statutory Korean income tax rate due to the effect of foreign rate differential, withholding taxes, state and local income taxes, research and development credits, and a valuation allowance on Korean deferred tax assets. Our effective tax rate could fluctuate significantly from quarter to quarter based on variations in the estimated and actual level of pre-tax income
or loss by jurisdiction, changes in enacted tax laws and regulations, and changes in estimates regarding non-deductible expenses
and tax credits. As of September 30, 2023, and December 31, 2022, we have provided a valuation allowance against certain foreign net deferred tax assets that we believe, based on the weight of available evidence, are not more likely than not to be realized.
The income tax expense of $7.8 million for the three months ended September 30, 2023, reflects an effective tax rate of 22.4% which is higher than the effective tax rate of 17.0% for the three months ended September 30, 2022. The increase in rate from 2022 to 2023 is primarily due to foreign currency gains.
The effective tax rate of 22.8% for the nine months ended September 30, 2023, is higher than the Korean statutory rate of 19%, primarily due to foreign rate differential and state taxes. The effective rate of 22.8% includes a change in the state tax rate and withholding taxes.